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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                           June 5, 2001 (May 29, 2001)
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                                  PHYCOR, INC.
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             (Exact name of registrant as specified in its charter)


          Tennessee                      0-19786                  62-13344801
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       (State or Other              (Commission File           (I.R.S. Employer
       Jurisdiction of                   Number)                Identification
        Incorporation)                                              Number)


                            30 Burton Hills Boulevard
                                    Suite 400
                           Nashville, Tennessee 37215
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               (Address of principal executive offices) (Zip Code)


                                 (615) 665-9066
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              (Registrant's telephone number, including area code)


                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         PhyCor, Inc. (the "Company") recently completed the sale of CareWise, Inc., its healthcare demand management subsidiary, as more fully described in the attached press release. The Company used a portion of the proceeds from such sale to satisfy all its remaining obligations under its bank credit facility.

         In addition, the Company has previously disclosed that the assets of PrimeCare International, Inc. and the Company's other California independent practice association operations were held for sale, the Company's management has indicated that at this time it is no longer pursuing the sale of these assets. As a result, the Company expects that as of June 30, 2001, barring unexpected events, these assets will no longer be recorded as held for sale on the Company's financial statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits 99. Form of Press Release issued May 29, 2001.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PHYCOR, INC.


                                    By: /s/ Tarpley B. Jones
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                                        Tarpley B. Jones
                                        Executive Vice President and
                                        Chief Financial Officer

Date:  June 4, 2001









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                                  EXHIBIT INDEX

 EXHIBIT
  NUMBER                   DESCRIPTION OF EXHIBITS
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
    99       --   Form of press release issued May 29, 2001